Concentration and risks	12 Months Ended
Dec. 31, 2021
Concentration and risks
Concentration and risks
3. Concentration and risks
Concentration of customers and suppliers
There are no customers or suppliers from whom revenues or purchases individually represent greater than 10% of the total revenues or the total purchases of the Group for the years ended December 31, 2019, 2020 and 2021.
Concentration of credit risk
Assets that potentially subject the Group to significant concentrations of credit risk primarily consist of cash and cash equivalents, restricted cash, accounts receivable and short-term investments. The maximum exposure of such assets to credit risk is their carrying amounts as of the balance sheet dates. As of December 31, 2020 and 2021, majority of the Group’s cash and cash equivalents, restricted cash and short-term investments were held by major financial institutions located in the PRC and Hong Kong which the management believes are of high credit quality. On May 1, 2015, China’s new Deposit Insurance Regulation came into effect, pursuant to which banking financial institutions, such as commercial banks, established in China are required to purchase deposit insurance for deposits in RMB and in foreign currency placed with them. Such Deposit Insurance Regulation would not be effective in providing complete protection for the Group’s accounts, as its aggregate deposits are much higher than the compensation limit. However, the Group believes that the risk of failure of any of these Chinese banks is remote. Bank failure is uncommon in China and the Group believes that those Chinese banks that hold the Group’s cash and cash equivalents, restricted cash and short-term investments are financially sound based on public available information. Accounts receivable are typically unsecured and are mainly derived from revenues earned from customers in the PRC. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring processes of outstanding balances. Besides, JD Technology performs the related credit assessment of the consumer financing receivables recorded in the Group’s consolidated balance sheets. JD Technology purchases the consumer financing receivables past due over certain agreed period of time from the Group at carrying values without recourse and also agrees to bear other cost directly related to the consumer financing business to absorb the risks.
Currency convertibility risk
The PRC government imposes controls on the convertibility of RMB into foreign currencies. The Group’s cash and cash equivalents, restricted cash and short-term investments denominated in RMB that are subject to such government controls amounted to RMB58,097 million and RMB99,174 million as of December 31, 2020 and 2021, respectively. The value of RMB is subject to changes in the central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in the PRC must be processed through the PBOC or other Chinese foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.
Foreign currency exchange rate risk
Since June 2010, the RMB has fluctuated against the US$, at times significantly and unpredictably. The appreciation of the RMB against the US$ was approximately
7%
and 2% for the years ended December 31, 2020 and 2021, respectively. It is difficult to predict how market forces or the PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.